UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporation Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2012, the Company held its annual meeting of stockholders at which the following items were voted on.

(1) Election of Directors for a three-year term.

Nominee	FOR	WITHHELD	BROKER NON-VOTES

Andrew E. Clark	1,350,084	6,550	418,717
Philip W. Gibbs	1,322,871	33,763	418,717
Barbara K. Lawson	1,339,416	17,218	418,717
Kenneth C. Lundeen	1,350,084	6,550	418,717
Richard H. Pettingill	1,350,084	6,550	418,717

(2) Approval of a non-binding advisory vote on the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,332,474	5,075	19,085	418,717

(2) To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2012.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,756,333	5,600	13,418	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

		By:	/s/ Mary Ann Scully
		Name:	Mary Ann Scully
Date:	May 24, 2012	Title:	President, Chief Executive Officer and
Chairman of the Board